Exhibit 4.2

EXECUTION VERSION

SYNCHRONY FINANCIAL

AND

THE BANK OF NEW YORK MELLON,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 11, 2014

to the

INDENTURE

Dated as of August 11, 2014

i

EXHIBIT A	Form of 1.875% Senior Notes due 2017	A-1

EXHIBIT B	Form of 3.000% Senior Notes due 2019	B-1

EXHIBIT C	Form of 3.750% Senior Notes due 2021	C-1

EXHIBIT D	Form of 4.250% Senior Notes due 2024	D-1

ii

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 11, 2014, is between SYNCHRONY FINANCIAL, a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation (the “Trustee”).

R E C I T A L S

WHEREAS, the Company has concurrently herewith executed and delivered to the Trustee an Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of series of Securities of the Company;

WHEREAS, Section 10.01(c) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 2.01 and Section 2.02 of the Base Indenture;

WHEREAS, pursuant to Section 2.02 of the Base Indenture, the Company wishes to provide for the issuance of four new series of Securities to be known as its 1.875% Senior Notes due 2017 (the “2017 Notes”), its 3.000% Senior Notes due 2019 (the “2019 Notes”), its 3.750% Senior Notes due 2021 (the “2021 Notes”) and its 4.250% Senior Notes due 2024 (the “2024 Notes” and, together with the 2017 Notes, the 2019 Notes and the 2021 Notes, the “Notes”), the forms and terms of such Notes and the terms, provisions and conditions thereof to be set forth as provided in this Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a valid, binding and enforceable instrument in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02. Definition of Terms. For all purposes of this Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation;

(e) the following terms have the meanings given to them in this Section 1.02(e):

“2017 Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2017 Record Date” shall have the meaning set forth in Section 2.05(b).

“2019 Interest Payment Date” shall have the meaning set forth in Section 2.05(c).

“2019 Record Date” shall have the meaning set forth in Section 2.05(c).

“2021 Interest Payment Date” shall have the meaning set forth in Section 2.05(d).

“2021 Record Date” shall have the meaning set forth in Section 2.05(d).

“2024 Interest Payment Date” shall have the meaning set forth in Section 2.05(e).

“2024 Record Date” shall have the meaning set forth in Section 2.05(e).

“Business Day” shall mean, unless otherwise specified, any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

“Comparable Treasury Issue” shall mean the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” shall mean, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date for the applicable series of Notes to be redeemed, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“DTC” shall have the meaning set forth in Section 2.04(a).

“Global Notes” shall have the meaning set forth in Section 2.04(a).

“Independent Investment Banker” shall mean an independent investment banking institution of national standing appointed by the Company, which may be one of the Reference Treasury Dealers.

“Interest Payment Date” shall mean a 2017 Interest Payment Date, a 2019 Interest Payment Date, a 2021 Interest Payment Date or a 2024 Interest Payment Date, as the case may be.

“Interest Period” shall have the meaning set forth in Section 2.05(a).

“Maturity Date” shall have the meaning set forth in Section 2.02.

“Optional Redemption Price” shall mean, with respect to any redemption of Notes, the applicable redemption price for such Notes set forth in Section 3.01.

“Record Date” shall mean a 2017 Record Date, a 2019 Record Date, a 2021 Record Date or a 2024 Record Date, as the case may be.

“Redemption Date” shall mean, with respect to any redemption of Notes, the date fixed for such redemption pursuant to the Indenture and such Notes.

“Reference Treasury Dealer” shall mean each of (a) Citigroup Global Markets Inc., Goldman, Sachs & Co., and J.P. Morgan Securities LLC or their respective affiliates which are primary U.S. Government securities dealers in New York City (a “Primary Treasury Dealer”), and their respective successors, plus (b) two other Primary Treasury Dealers selected by the Company; provided that if any of the foregoing or its affiliates shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the applicable series of Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 3:30 p.m. on the third Business Day preceding such Redemption Date.

“Treasury Rate” shall mean, with respect to any Redemption Date, the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the applicable series of Notes to be redeemed, assuming a price for such Comparable

Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date with respect to the applicable series of Notes to be redeemed.

The terms “Base Indenture,” “Company,” “Indenture,” “Notes,” “Supplemental Indenture,” “Trustee,” “2017 Notes,” “2019 Notes,” “2021 Notes” and “2024 Notes” shall have the respective meanings set forth in the recitals to this Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount. The Notes may be issued from time to time upon written order of the Company for the authentication and delivery of Notes pursuant to Section 2.03 of the Base Indenture.

(a) 2017 Notes

There is hereby authorized a series of Securities designated as 1.875% Senior Notes due 2017, limited in aggregate principal amount to U.S. $500,000,000 (except for 2017 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2017 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(b) 2019 Notes

There is hereby authorized a series of Securities designated as 3.000% Senior Notes due 2019, limited in aggregate principal amount to U.S. $1,100,000,000 (except for 2019 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2019 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(c) 2021 Notes

There is hereby authorized a series of Securities designated as 3.750% Senior Notes due 2021, limited in aggregate principal amount to U.S. $750,000,000 (except for 2021 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2021 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

(d) 2024 Notes

There is hereby authorized a series of Securities designated as 4.250% Senior Notes due 2024, limited in aggregate principal amount to U.S. $1,250,000,000 (except for

2024 Notes authenticated and delivered in accordance with the last paragraph of Section 2.02 of the Base Indenture or upon registration of transfer of, or in exchange for, or in lieu of, other 2024 Notes pursuant to Sections 2.06, 2.07, 2.08, 2.09, 3.03 or 10.04 of the Base Indenture).

Section 2.02. Maturity. The date upon which the Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is August 15, 2017 for the 2017 Notes, August 15, 2019 for the 2019 Notes, August 15, 2021 for the 2021 Notes and August 15, 2024 for the 2024 Notes (each, a “Maturity Date”).

Section 2.03. Form, Payment and Appointment. Except as provided in Section 2.04, the Notes of each series shall be issued in fully registered, certificated form, bearing identical terms within each series thereof. Principal of and interest on the Notes will be payable, the transfer of such Notes will be registrable, and such Notes will be exchangeable for Notes of a like aggregate principal amount bearing identical terms and provisions, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or Maturity Date).

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment from the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Security Registrar and paying agent for the Notes shall initially be the Trustee.

The Specified Currency of the Notes shall be U.S. Dollars.

Section 2.04. Global Notes. (a) The Notes of each series shall be issued initially in the form of one or more permanent Global Securities in registered form (each, a “Global Note”). The Depository Trust Company (“DTC”) shall initially act as the Depositary for the Notes. Each Global Note (i) shall be deposited with the Depositary or its custodian and registered in the name of DTC’s nominee, (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions, and (iii) shall bear a legend substantially to the effect set forth in Section 2.12 of the Base Indenture.

(b) The aggregate amount of Outstanding Notes represented by any Global Note may from time to time be increased or decreased to reflect exchanges. The Trustee may make any endorsement on a Global Note to reflect the amount, or any increase or decrease in the amount, or changes in the rights of holders of the Notes represented thereby, in each case in accordance with the terms of the Indenture and the Notes. Each Global Note shall represent the aggregate amount of Notes of the relevant series from time to time endorsed thereon.

(c) Unless and until any Global Note for any series of Notes is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part, and any payments on the Notes evidenced by such Global Note shall be made, only to the Depositary or a nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary, in each case as the Securityholder of such Notes.

Section 2.05. Interest. (a) Interest payable on any Interest Payment Date, the Maturity Date or, if applicable, the Redemption Date, with respect to each series of Notes shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of August 11, 2014, if no interest has been paid or duly provided for with respect to the series of Notes) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be (each, an “Interest Period”).

(b) Interest on the 2017 Notes shall accrue from August 11, 2014 and shall be payable semi-annually in arrears on February 15 and August 15 of each year (each, a “2017 Interest Payment Date”), beginning on February 15, 2015 to, but excluding, the Maturity Date of the 2017 Notes. Interest shall be payable to the Persons in whose names the relevant 2017 Notes are registered at the close of business on the February 1 or August 1 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2017 Record Date”) at the annual rate of 1.875% per year, except as provided in Section 2.05(h).

(c) Interest on the 2019 Notes shall accrue from August 11, 2014 and shall be payable semi-annually in arrears on February 15 and August 15 of each year (each, a “2019 Interest Payment Date”), beginning on February 15, 2015 to, but excluding, the Maturity Date of the 2019 Notes. Interest shall be payable to the Persons in whose names the relevant 2019 Notes are registered at the close of business on the February 1 or August 1 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2019 Record Date”) at the annual rate of 3.000% per year, except as provided in Section 2.05(h).

(d) Interest on the 2021 Notes shall accrue from August 11, 2014 and shall be payable semi-annually in arrears on February 15 and August 15 of each year (each, a “2021 Interest Payment Date”), beginning on February 15, 2015 to, but excluding, the Maturity Date of the 2021 Notes. Interest shall be payable to the Persons in whose names the relevant 2021 Notes are registered at the close of business on the February 1 or August 1 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2021 Record Date”) at the annual rate of 3.750% per year, except as provided in Section 2.05(h).

(e) Interest on the 2024 Notes shall accrue from August 11, 2014 and shall be payable semi-annually in arrears on February 15 and August 15 of each year (each, a “2024 Interest Payment Date”), beginning on February 15, 2015 to, but excluding, the Maturity Date of the 2024 Notes. Interest shall be payable to the Persons in whose names the relevant 2024 Notes are registered at the close of business on the February 1 or August 1 (whether or not a Business Day), respectively, immediately prior to each Interest Payment Date (each, a “2024 Record Date”) at the annual rate of 4.250% per year, except as provided in Section 2.05(h).

(f) The amount of interest payable for any full semi-annual Interest Period in respect of a series of Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period in respect of a series of Notes will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. If any scheduled Interest Payment Date for a series of Notes falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date).

(g) In the event that the Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after such Maturity Date or Redemption Date, as the case may be).

(h) Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.06. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.07. Satisfaction and Discharge. Article 12 of the Base Indenture contains provisions for discharge of the Indenture and defeasance of the obligations of the Company with respect to any series of Securities at any time upon compliance by the Company with certain conditions set forth therein, which provisions shall apply to each series of the Notes.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption by Company.

(a) Except as otherwise may be specified in this Supplemental Indenture, at any time and from time to time prior to July 15, 2017 (in the case of the 2017 Notes), July 15, 2019 (in the case of the 2019 Notes), June 15, 2021 (in the case of the 2021 Notes) and

May 15, 2024 (in the case of the 2024 Notes), the Company shall have the right to redeem the applicable series of Notes, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date for the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date of the Notes to be redeemed), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (A) 15 basis points for the 2017 Notes, (B) 20 basis points for the 2019 Notes, (C) 25 basis points for the 2021 Notes, or (D) 30 basis points for the 2024 Notes, plus, in each case, accrued and unpaid interest to, but excluding, the Redemption Date of the series of Notes to be redeemed.

(b) At any time and from time to time on or after July 15, 2017 (in the case of the 2017 Notes), July 15, 2019 (in the case of the 2019 Notes), June 15, 2021 (in the case of the 2021 Notes) and May 15, 2024 (in the case of the 2024 Notes), the Company shall have the right to redeem the applicable series of Notes, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date of the series Notes to be redeemed.

Section 3.02. Notice of Redemption; Selection of Notes to be Redeemed. The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary if the series of Notes to be redeemed are issued in the form of one or more Global Notes) notice of any redemption to the registered holders of the Notes of the series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If the Notes are only partially redeemed pursuant to Section 3.01, the Notes of the series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of the series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of the series to be redeemed held by each of its participants that holds a position in such Notes.

Section 3.03. Payment of Redemption Price. The Optional Redemption Price for any Notes to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the applicable series of Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

Section 3.04. No Other Redemption. Except as set forth in Section 3.01, the Notes of each series shall not be redeemable by the Company prior to the applicable Maturity Date. The provisions of this Article 3 shall supersede any conflicting provisions contained in Article 3 of the Base Indenture.

ARTICLE 4

FORMS OF NOTES

Section 4.01. Forms of Notes.

(a) The 2017 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit A hereto, with such changes therein as the officers of the Company executing the 2017 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(b) The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit B hereto, with such changes therein as the officers of the Company executing the 2019 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(c) The 2021 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit C hereto, with such changes therein as the officers of the Company executing the 2021 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

(d) The 2024 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibit D hereto, with such changes therein as the officers of the Company executing the 2024 Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by their execution thereof.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes. The 2017 Notes having an aggregate principal amount of U.S. $500,000,000, the 2019 Notes having an aggregate principal amount of U.S. $1,100,000,000, the 2021 Notes having an aggregate principal amount of U.S. $750,000,000, and the 2024 Notes having an aggregate principal amount of U.S. $1,250,000,000 (in each case, subject to the last paragraph of Section 2.02 of the Base Indenture) may from time to time, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 2.03 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 6.03. Governing Law. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE OR ANY NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.04. Wavier of Trial by Jury. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF NOTES, BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.05. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.06. Execution in Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 6.07. Separability; Benefits. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable, in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability of the remaining provisions shall not in any way be affected or impaired thereby. Nothing in this Supplemental Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

Section 6.08. Certain Tax Information. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”)

that a foreign financial institution, or issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to the Indenture, the Company agrees (i) to provide to the Trustee upon its written request such information that is in the Company’s possession about holders of the Notes or other applicable parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law, and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability. The terms of this section shall survive the termination of this Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first written above.

SYNCHRONY FINANCIAL

By:	/s/ Jonathan S. Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

[Signature Page to First Supplemental Indenture]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

1.875% Senior Notes due 2017

CUSIP: 87165B AA1

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to             , or registered assigns, [the principal sum of $            ]1 on August 15, 2017 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from August 11, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), commencing February 15, 2015, at the rate of 1.875% per annum, until the principal hereof is paid or duly provided for or made available for payment.

[1]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

A-1

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to July 15, 2017, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date.

At any time and from time to time on or after July 15, 2017, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the

A-R-1

Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of each series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place

A-R-2

where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

A-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[        ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

3.000% Senior Notes due 2019

CUSIP: 87165B AB9

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, [the principal sum of $        ]2 on August 15, 2019 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from August 11, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), commencing February 15, 2015, at the rate of 3.000% per annum, until the principal hereof is paid or duly provided for or made available for payment.

[2]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

B-1

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

B-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,100,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to July 15, 2019, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(iii) 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(iv) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date.

At any time and from time to time on or after July 15, 2019, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the

B-R-1

Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of each series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place

B-R-2

where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

B-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[        ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

3.750% Senior Notes due 2021

CUSIP: 87165B AC7

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, [the principal sum of $        ]3 on August 15, 2021 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from August 11, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), commencing February 15, 2015, at the rate of 3.750% per annum, until the principal hereof is paid or duly provided for or made available for payment.

[3]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

C-1

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

C-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to June 15, 2021, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date.

At any time and from time to time on or after June 15, 2021, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the

C-R-1

Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of each series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place

C-R-2

where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

C-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[        ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SYNCHRONY FINANCIAL

4.250% Senior Notes due 2024

CUSIP: 87165B AD5

No.	$

SYNCHRONY FINANCIAL, a corporation organized and existing under the laws of Delaware (hereinafter called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, [the principal sum of $        ]4 on August 15, 2024 (such date is hereinafter referred to as the “Maturity Date”), and to pay interest thereon from August 11, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (each, an “Interest Payment Date”), commencing February 15, 2015, at the rate of 4.250% per annum, until the principal hereof is paid or duly provided for or made available for payment.

[4]	USE THE FOLLOWING LANGUAGE INSTEAD FOR GLOBAL NOTES: [the principal sum as set forth in the Schedule of Increases or Decreases In Note attached hereto]

D-1

The amount of interest payable for any full semi-annual Interest Period will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual Interest Period will be calculated on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any scheduled Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such Interest Payment Date will be postponed to the next succeeding day which is a Business Day (and no interest on such payment will accrue for the period from and after such scheduled Interest Payment Date). The term “Business Day” means any calendar day that is not a Saturday, Sunday or a day on which commercial banking institutions are not required to be open for business in The City of New York, New York.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the person in whose name the relevant Notes, or any predecessor Notes, are registered at the close of business on the Record Date for such Interest Payment Date; provided that the interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of a Note of this series will be paid to the Person to whom principal of such Note is payable.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which shall initially be the Principal Office of the Trustee located therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment, provided that the paying agent shall have received written notice of such account designation at least five Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

D-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SYNCHRONY FINANCIAL

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture (the “Base Indenture”), dated as of August 11, 2014, between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 11, 2014, between the Company and the Trustee (the “First Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000.

All terms used but not defined in this Note that are defined in the Indenture shall have the meaning assigned to them in the Indenture.

Except as otherwise may be specified in the Indenture, at any time and from time to time prior to May 15, 2024, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to the greater of:

(i) 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any portion of the interest accrued to, but excluding, the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, plus accrued and unpaid interest to, but excluding, the Redemption Date.

At any time and from time to time on or after May 15, 2024, the Company shall have the right to redeem the Notes of this series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.

The term “Optional Redemption Price” means, with respect to any redemption of Notes of this series, the applicable redemption price for such Notes set forth in the preceding two paragraphs; and the term “Redemption Date” means, with respect to any redemption of Notes of this series, the date fixed for such redemption pursuant to the Indenture and the Notes.

The Company shall mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) notice of any redemption to the registered holders of the

D-R-1

Notes of this series to be redeemed at least 30 and not more than 60 days prior to the Redemption Date. If Notes of this series are only partially redeemed pursuant to the preceding paragraphs, the Notes of this series to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair; provided that if at the time of redemption the Notes of this series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of this series to be redeemed held by each of its participants that holds a position in such Notes. The Optional Redemption Price for any Notes of this series to be redeemed shall be paid prior to 12:00 noon, New York City time, on the Redemption Date or at such later time as is then permitted by the rules of the Depositary for the related Notes (if then registered as a Global Note); provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price for the Notes of this series to be redeemed by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.

In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof. Except as set forth in the preceding paragraphs and in Article 3 of the First Supplemental Indenture, the Company may not redeem the Notes of this series at its option prior to the Maturity Date.

The Notes are not entitled to the benefit of any sinking fund.

The Indenture contains provisions for defeasance of the obligations of the Company at any time upon compliance by the Company with certain conditions set forth therein, which provisions apply to the Notes of this series.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes at any time by the Company and the Trustee, with the consent of the holders of a majority in the aggregate principal amount of the Notes of each series affected thereby at the time Outstanding, voting as a single class. The Indenture also contains provisions permitting the holders of specified percentages in principal amount of the Notes of a series at the time Outstanding, on behalf of the holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place

D-R-2

where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof, except as provided for in Section 2.04 of the First Supplemental Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The Company will furnish a copy of the Indenture to any holder upon written request and without charge.

D-R-3

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is $[        ]. The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee